UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

SONANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-54418	45-0921541
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2295 NW Corporate Blvd., Suite 131

Boca Raton, FL 33431

 (Address of Principal Executive Offices) (Zip Code)

2950 W. Cypress Creek Road, Suite 100, Fort Lauderdale, FL 33309

 (Former Address)

Registrant’s telephone number, including area code: 321 200 0142

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported on Form 8-K/A filed with the Commission on November 19, 2014, the Company acquired certain assets from Chad Steinhart (“Steinhart Assets”) in exchange for 625,000 shares of the Company’s Series “A” Preferred Stock. The Amended Asset Purchase Agreement (previously filed as Exhibit 10.1 to the Form 8-K/A filed with the Commission on November 19, 2014) included a condition subsequent requiring the Company, while under control of Chad Steinhart, to raise $125,000 in a private placement, failing which the asset acquisition transaction would be rescinded.

The Bill of Sale for the Steinhart Assets and the certificate for the 625,000 shares of Series “A” Preferred Stock were lodged in escrow with the Company’s attorney, pending fulfillment of the condition subsequent.

Inasmuch as the Company failed to raise the $125,000 in its private placement, the Company terminated and rescinded the Amended Asset Purchase Agreement on March 30, 2015.

As a result of such rescission, ownership of the Steinhart assets was returned to him from the escrow and the 625,000 shares of Series “A” Preferred Stock were sent from the escrow to the Company’s transfer agent for cancellation and placement back into treasury. Further consequences of such rescission are (i) that Daniel Lancer, Chad Steinhart and Colm King are no longer officers or Directors of the Company. The Company’s sole officer and Director is Enzo Taddei; and (ii) the Company has reverted to being a shell company. See Items 5.01 and 5.06, below.

Item 5.01 Changes in Control of Registrant

The disclosure in Item 1.02 is incorporated herein by reference. The following person is the sole officer and Director of the Company:

Name	Age	Position

Enzo Taddei	42	Chief Executive Officer and Director

ENZO TADDEI - CHIEF FINANCIAL OFFICER, SECRETARY AND DIRECTOR

Since September 1, 2011, Mr. Taddei has served as the Chief Financial Officer and a member of the Board of Directors of Global Equity International, Inc. From November 2010 until December 8, 2011, when he resigned from such offices, Mr. Taddei was a member of the Board of Directors and part-time Chief Financial Officer of the Company. On November 12, 2012, Mr. Taddei was reappointed as interim CEO and sole board member of the Company. Mr. Taddei resigned his position of interim CEO effective September 29, 2014, but remained as a Director. From May 2009 until the present date, Mr. Taddei has served as Chief Executive Officer and Chief Financial Officer of E3B Consulting Network SL (a firm engaged in accounting and property management). Mr. Taddei spends only a few of hours a month on E3B Consulting business. From March 2007 until May 2009, Mr. Taddei served as Chief Financial Officer of Dolphin Digital Media (a company engaged in social networking). From August 2006 until March 2007, Mr. Taddei served as Chief Financial Officer of Plays on the Net Plc. (an E-Commerce firm). From July 1999 until August 2006, Mr. Taddei served as Chief Executive Officer and Chief Financial Officer of Adesso Res Asesores (an accounting firm). In addition to being an accountant and tax consultant by profession, Mr. Taddei is proficient in three languages: English, Spanish and Italian. He obtained a Degree in Economics from the University of Malaga (Spain) in 1998 and also a Bachelor in Business Administration (BBA) from the University of Wales in 1996. He also holds a Master Degree in Spanish and International Taxation granted to him by EADE University in Malaga (Spain) in 2000.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Except as described below, during the past ten years, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

(1)	had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any of the following activities:

(i)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

(4)	was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3) (i), above, or to be associated with persons engaged in any such activity;

(5)	was found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission to have violated a federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated;

(6)	was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)	was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to any alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)	was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), and registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ABSENCE OF INDEPENDENT DIRECTORS

We do not have any independent directors and are unlikely to be able to recruit and retain any independent directors due to our small size and limited financial resources.

DIRECTOR QUALIFICATIONS

We do not have a formal policy regarding director qualifications. In the opinion of Enzo Taddei, our Chief Executive Officer, Mr. Taddei has sufficient business experience and integrity to carry out the Company’s plan of operations. Mr. Taddei recognizes that the Company will have to rely on professional advisors, such as attorneys and accountants with public company experience to assist with compliance with Exchange Act reporting and corporate governance matters.

DIRECTORSHIPS

Enzo Taddei is a director of Global Equity International, Inc., a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 5.06 Change in Shell Company Status

Item 1.02, above, is incorporated herein by reference. As a result of the Company’s rescission of the Amended Asset Purchase Agreement with Chad Steinhart, the Company is a shell company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2015

SONANT SYSTEMS, INC.

By:	/s/ Enzo Taddei
Enzo Taddei
Chief Executive Officer